Exhibit 10.1

AMENDMENT TO THE

XBOX 360 PUBLISHER LICENSE AGREEMENT

(Xbox V1 Games Distributed via Games on Demand)

This Amendment to the Xbox 360 Publisher License Agreement (this “Amendment”) is entered into and effective as of July 8, 2008 (the “Amendment Effective Date”) by and between Microsoft Licensing, GP, a Nevada general partnership (“Microsoft”), and THQ Inc. (“Publisher”), and supplements that certain Xbox 360 Publisher License Agreement between the parties dated as of October 31, 2005, as amended (the “Xbox 360 PLA”).

RECITALS

A.                                   Microsoft and Publisher entered into the Xbox 360 PLA to establish the terms under which Publisher may publish video games for Microsoft’s Xbox 360 video game system.

B.                                     The parties now wish to amend the Xbox 360 PLA to set forth the terms applicable to Online Content in the form of Xbox version 1 games that are distributed via Microsoft’s Xbox Live Games on Demand program (“Games on Demand Titles”).

Accordingly, for and in consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, receipt of which each party hereby acknowledges, Microsoft and Publisher agree as follows:

1.                                      Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the same definitions as those ascribed to them in the Xbox 360 PLA. Games on Demand Titles shall be deemed “Online Content” as defined in the Xbox 360 PLA.

2.                                        License Grant. Publisher hereby grants Microsoft the worldwide right and license to (i) distribute the Games on Demand Titles; and (ii) create, use and distribute press releases and marketing, advertising and promotional materials for the Games on Demand Titles, provided that all such materials shall be subject to Publisher’s approval prior to Microsoft’s use thereof.  Publisher represents and warrants that it possesses all necessary rights in and to the Games on Demand Titles to grant Microsoft the licenses set forth herein.

3.                                      Games on Demand Online Content

                                                ****:

                                                i.              ****.

                                                ii.             ****.

4.                                      Game Rating.  ****.

* Confidential portion omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Effective Date.

MICROSOFT LICENSING, GP	THQ Inc.

By (sign)	By (sign)

Name (Print)	Name (Print)

Title	Title

Date (Print mm/dd/yy)	Date (Print mm/dd/yy)